June 9, 2022 NASDAQ: CLBK

SAFE HARBOR STATEMENT THIS PRESENTATION CONTAINS FORWARD‐LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD‐LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS,” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD,” OR SUCH AS “WILL”, “WOULD”, “SHOULD”, “COULD”, “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD‐LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD‐LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD‐LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN COLUMBIA FINANCIAL’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD‐LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: THE EFFECT OF THE COVID-19 PANDEMIC ON THE LOCAL AND NATIONAL ECONOMIES INCLUDING ITS IMPACT ON OUR BORROWERS AND THEIR ABILITY TO REPAY THEIR LOANS; CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES, HIGHER INFLATION AND ITS IMPACT ON NATIONAL AND LOCAL ECONOMIC CONDITIONS AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; CUSTOMER ACCEPTANCE OF COLUMBIA BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, CHANGES IN MONETARY AND FISCAL POLICIES OF THE U.S. TREASURY AND THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD‐LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. TRADEMARKS REFERRED TO IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS, ALTHOUGH FOR PRESENTATION CONVENIENCE WE MAY NOT USE THE ® OR THE ™ SYMBOLS TO IDENTIFY SUCH TRADEMARKS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. i

NON-GAAP FINANCIAL MEASURES THIS PRESENTATION CONTAINS FINANCIAL INFORMATION PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). THIS PRESENTATION ALSO CONTAINS NON-GAAP INFORMATION THAT THE COMPANY’S MANAGEMENT USES IN ITS ANALYSIS OF THE COMPANY’S FINANCIAL RESULTS. SPECIFICALLY, THE COMPANY PROVIDES MEASURES BASED ON WHAT IT BELIEVES ARE ITS OPERATING EARNINGS ON A CONSISTENT BASIS, AND EXCLUDES MATERIAL NON-ROUTINE OPERATING ITEMS WHICH AFFECT THE GAAP REPORTING OF RESULTS OF OPERATIONS. THE COMPANY’S MANAGEMENT BELIEVES THAT PROVIDING THIS INFORMATION TO ANALYSTS AND INVESTORS ALLOWS THEM TO BETTER UNDERSTAND AND EVALUATE THE COMPANY’S CORE FINANCIAL RESULTS FOR THE PERIODS PRESENTED. BECAUSE NON-GAAP FINANCIAL MEASURES ARE NOT STANDARIZED, IT MAY NOT BE POSSIBLE TO COMPARE THESE FINANCIAL MEASURES WITH OTHER COMPANIES’ NON-GAAP FINANCIAL MEASURES HAVING THE SAME OR SIMILAR NAMES. THE COMPANY ALSO PROVIDES MEASUREMENTS AND RATIOS BASED ON TANGIBLE STOCKHOLDERS’ EQUITY. THESE MEASURES ARE COMMONLY UTILIZED BY REGULATORS AND MARKET ANALYSTS TO EVALUATE THE COMPANY’S FINANCIAL CONDITION, AND THEREFORE THE COMPANY’S MANAGEMENT TEAM BELIEVES THAT SUCH INFORMATION IS USEFUL TO INVESTORS. A RECONCILIATION OF THE NON-GAAP MEASURES USED IN THIS PRESENTATION TO THE MOST DIRECTLY COMPARABLE GAAP MEASURES IS PROVIDED IN THE APPENDIX TO THIS PRESENTATION. ii

2021 YEAR IN REVIEW Despite the continuing challenges of the COVID-19 pandemic, the Company achieved another successful year in 2021. Below are some highlights:  Completed the acquisition of Freehold Bank and announced our acquisition of RSI Bank  Increased net income to $92.0 million, or $0.88 per basic and diluted share  Return on average assets and return on average equity were 1.01% and 8.98%, respectively  Continued to grow a strong, well positioned balance sheet • Asset growth of 4.8% to $9.2 billion • Deposit growth of 11.7% to $7.6 billion • Reduced borrowings by $422.1 million to $377.3 million  Grew net interest income 5.2% to $223.1 million  Maintained strong asset quality - nonperforming assets to total assets was 0.04% at December 31, 2021 and COVID deferrals declined to 0.4% of loans  Assisted over 1,600 organizations and originated over $239 million of Paycheck Protection Program (“PPP”) Loans in 2021  Continued our investment in new digital initiatives to improve the customer experience, increased product offerings, enhanced security and improved efficiencies  Repurchased 6.1 million shares of our common stock for $107.8 million  Enhanced the diversity of our management team and Board of Directors 1

FRANCHISE 2 Number of Branches Total Deposits In Market ($000) Total Market Share (%) New Jersey Bank of America Corporation (NC) 1 205 75,255,518 16.98 The Toronto-Dominion Bank 2 226 58,674,498 13.24 Wells Fargo & Co. (CA) 3 239 47,477,279 10.71 The PNC Finl Svcs Grp (PA) 4 229 42,764,868 9.65 JPMorgan Chase & Co. (NY) 5 198 36,717,866 8.29 Valley National Bancorp (NY) 6 131 19,949,906 4.50 Citizens Financial Group Inc. (RI) 7 119 18,953,882 4.28 Banco Santander S.A. 8 105 13,022,409 2.94 Provident Financial Services (NJ) 9 91 10,200,433 2.30 OceanFirst Financial Corp. (NJ) 10 36 8,551,894 1.93 Lakeland Bancorp (NJ) 11 69 8,097,312 1.83 Columbia Financial Inc. (NJ) 12 68 7,850,298 1.77 Capital One Financial Corp. (VA) 13 21 6,311,129 1.42 M&T Bank Corp. (NY) 14 66 6,239,365 1.41 Kearny Financial Corp. (NJ) 15 42 5,441,745 1.23 Total For Institutions In Market 2,486 443,103,373 Institution (ST) 2021 Rank 2021 Source: S&P Global

OWNERSHIP STRUCTURE 3 Actual 3/31/22 RSI Merger Shares Pro Forma Shares Ownership % MHC Shares 69,930,210 6,086,314 76,016,524 67.6% Minority Shares 36,511,712 - 36,511,712 32.4% Total Shares 106,441,922 6,086,314 112,528,236 100.0% Pro forma 3/31/22

FINANCIAL CONDITION 4 Financial Condition ($ in thousands) 3/31/2022 03/31/2021 12/31/2021 12/31/2020 12/31/2019 12/31/2018 Total Assets $ 9,237,094 $ 9,039,931 $ 9,224,097 $ 8,798,536 $ 8,188,694 $ 6,691,618 Total cash and cash equivalents 95,997 359,716 70,963 422,957 75,547 42,201 Securities available for sale, at fair value 1,579,497 1,474,246 1,703,847 1,316,952 1,098,336 1,032,868 Securities held to maturity, at amortized cost 419,033 391,264 429,734 262,720 285,756 262,143 Loans receivable, net 6,429,593 6,152,961 6,297,912 6,107,094 6,135,857 4,916,840 Deposits 7,594,988 6,996,330 7,570,216 6,778,624 5,645,842 4,413,873 Borrowings 432,755 722,615 377,309 799,364 1,407,022 1,189,180 Total Stockholders’ Equity 1,032,487 999,649 1,079,081 1,011,287 982,517 972,060

FINANCIAL PERFORMANCE 5 Operating Data ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2022 2021 2021 2020 2019 2018 Interest Income $ 68,735 $ 67,637 $ 270,150 $ 295,711 $ 261,083 $ 226,290 Interest Expense 6,009 10,897 37,016 74,138 88,712 62,256 Net Interest Income 62,726 56,740 233,134 221,573 172,371 164,034 Provision for (Reversal of) Credit Losses (1) 1,459 (1,280) (9,953) 18,447 4,224 6,677 Non-Interest Income 7,041 8,595 38,831 31,270 31,636 21,688 Non-Interest Expense 40,749 37,703 155,737 158,139 128,701 145,386 Pre-Tax Income 27,559 28,912 126,181 76,257 71,082 33,659 Income Tax Expense 7,155 7,867 34,132 18,654 16,365 10,923 Net Income $ 20,404 $ 21,045 $ 92,049 $ 57,603 $ 54,717 $ 22,736 (1) The Company adopted ASU 2016-13 as of January 1, 2022. Prior year periods have not been restated.

FINANCIAL PERFORMANCE 6 Ratios for the first quarter of 2022 are annualized. All other ratios are for the twelve months ended December 31, See the appendix for the reconciliation of GAAP to Non-GAAP financial measures.

• As part of our business plan, the Company intends to continue to grow all segments of its loan portfolio, but will place a greater emphasis on commercial segments • The Company continues to add seasoned commercial lenders from regional and money center banks • As a community bank, the Company differentiates itself by focusing on relationships and self-sourced originations • Loans are largely focused in NJ, PA and the suburbs of NY. Originations in New York City are limited • Residential lending has been very strong but loan balance growth was challenged by accelerated prepayments in 2021 • The Company will seek to sell a portion of its residential loan originations to support the growth of servicing fee income 7 LOAN TYPE ($ in thousands) 3/31/2022 12/31/2018 % CHANGE Residential Real Estate $ 2,179,698 $ 1,830,186 19.1% Home Equity / Consumer 272,368 394,600 -31.0% Multifamily and Commercial Real Estate 3,261,642 2,142,154 52.3% Construction 261,674 261,473 0.1% Commercial Business 466,517 333,876 39.7% Total Loans 6,441,899 4,962,289 29.8% Purchased Credit Deteriorated Loans 6,655 _ Net Deferred Loan Costs 28,201 16,893 Allowance for Credit Losses (1) (47,162) (62,342) Loans Receivable, Net $ 6,429,593 $ 4,916,840 LENDING (1) The Company adopted ASU 2016-13 as of January 1, 2022. Prior year periods have not been restated.

 Conservative credit culture  Self-sourced lending  Proactively sell problem loans  Currently, there are no remaining COVID deferrals  On January 1, 2022, the Company adopted ASU 2016-13. The adoption resulted in a $16.8 million decrease in our allowance for credit losses. 8 Data: S&P Global NCOs / avg loans were annualized. Peers are: AUB, BHLB, BRKL, CBU, CNOB, CUBI, DCOM, EGBN, FFIC, INDB, IBTX, KRNY, LBAI, NBTB, OCFC, PGC, PFS, SARS and WSFS ASSET QUALITY

• Deposit growth is sourced through our retail branch network in conjunction with the efforts of our business development and commercial lending teams • The Company places a heavy emphasis on checking products which currently account for 57% of all deposits • Almost all commercial banking credit relationships have deposit relationship requirements • We have an increased focus on commercial treasury services as a means of deepening our customer relationships and providing enhanced customer services for an appropriate fee 9 DEPOSITS

MERGERS & ACQUISITIONS Completed IPO 2018 Acquired Stewardship 2019 Acquired Roselle Acquired Freehold 2021 Acquired RSI 20222020 Sold 43% of Columbia Financial and raised $498 million in gross proceeds. Granted 3% of the shares to a Foundation Pro Forma TCE was 15.6% $136 million cash acquisition Community bank with $962 million in assets and $783 million in deposits In market transaction adding 7 branches, net of closures Mutual Merger $316 million in assets and $210 million in deposits at two branches Retains its charter through the end of 2023 Mutual Merger $422 million in assets and $333 million in deposits In market transaction adding 3 branches, net of a closure Mutual Merger – Closed 5/1/22 ~$600 million in assets and $500 million in deposits In market transaction adding 3 branches, net of a closure Columbia will continue to explore mutual, bank and nonbank acquisitions in a disciplined manner 10

STOCK PERFORMANCE 11 Source: S&P Global with data measured from closing price on first day of trading through June 6, 2022 Return from IPO price of $10.00 is 113.4%

TECHNOLOGY & DIGITAL STRATEGY ROADMAP S T R A T E G IC A R E A O F F O C U S 12

CONSUMER BANKING – NEW PRODUCTS & CAPABILITIES 16 DIGITAL MORTGAGE Deployed Digital Platform to Transform Mortgage Process • Simplified client experience • Ease of application entry • Automated data collection • Mobile document upload • Positioned for technological advancements CREDIT CARDS Consumer and Commercial Credit Cards • Real-time credit decisions • Competitive reward platform • Convenient online and in branch accessibility CLIENT EXPERIENCE ENHANCEMENTS New Website • Enhanced navigation and mobile responsiveness Small Business Lending Tool • Auto decisioning and online portal Appointment Scheduler • Ability to schedule in-person or virtual appointments with bankers External Loan Payments • Additional ways to make real time loan payments 13

 Management continues to focus on leveraging the capital raised in the IPO through a combination of organic growth, acquisitions and repurchases  CLBK does not expect to pay cash dividends to shareholders while in the MHC structure as it is not a “grandfathered” MHC under the Dodd Frank Act and therefore the MHC cannot waive dividends from CLBK  Regulatory capital ratios are strong CAPITAL MANAGEMENT 14 Repurchases not permitted within the first year post IPO

ORGANIZATIONAL CONSIDERATIONS 15  Management and the Board of Directors are aware of the opportunities afforded by a second step conversion  We believe that being “well positioned” to execute a second step conversion is important  Therefore, management is focused on:  Building the growth engine so we can leverage the amount of capital raised in a second step  Deploying the remaining excess capital from the initial MHC offering  Continuing to evaluate potential merger opportunities and  Improving profitability and franchise value Disclaimer: While we continue to evaluate our organizational structure, we have no current plans to undertake a second step conversion nor is there any assurance that we will undertake such a conversion in the future.

ENVIRONMENTAL SOCIAL AND GOVERNANCE (“ESG”)  Not a direct lender to the fossil fuel industry  Environmental Sustainability has a Foundation grant target allocation  Partnered with WB Mason to expand the use of sustainable/green supplies  Digital initiatives are reducing paper  Hybrid work environment is reducing commuting  Environmental risk management standards have resulted in groundwater and soil remediation 16 Environmental  All Directors, other than the CEO, are independent  Independent Chairman  Board training and self evaluation  Mandatory Board Retirement Age  Meaningful Board and Management team stock ownership requirements  Oversight of ESG assigned to Nominating/Corporate Governance Committee  Established ESG Committee (Management Committee)  Required Annual Core Compliance Curriculum Governance  “Team Columbia” near 100% participation in more than 100 events in 2021  PPP originations exceeded $700 million with a strong emphasis on disadvantaged markets and minority owned businesses  Over $3 million of donations, sponsorships and grants in 2021  Deposit and credit solutions offered for the low income and underbanked segments  Employee Education and Advancement  Wellness initiatives Social Female Minority Board 30% 20% Senior Policy Executives: 30% 20% SVP and Above 34% 19%  Oversight of Human Capital Management, including DEI assigned to Compensation Committee  Named a DEI Officer in 2021  Established eight employee resource groups  Sponsored nine DEI events in 2021  Required DEI training classes Diversity, Equity and Inclusion (“DEI”)

STRATEGIC FOCUS 17  Resume our growth strategy targeting 8-10% organic growth and evaluate acquisitions opportunistically  Redeploy liquidity into loans to enhance net interest margin and profitability  Emphasize our commercial lines of business to continue our migration toward a commercial bank balance sheet  Build our core deposit base with an emphasis on commercial treasury services  Increase our emphasis on digital strategy to address customer preferences and gain operating efficiencies  Continue ESG programming and diversity initiatives  Selectively add de novo branches in targeted markets and consolidate branches where appropriate  Repurchase shares on a disciplined basis  Manage our level of operating expenses to improve our efficiency ratio  Maintain credit discipline and bolster risk management for regional bank oversight with assets projected to exceed $10 billion

QUESTIONS AND ANSWERS

CORE NET INCOME Performance Ratios ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2022 2021 2021 2020 2019 2018 Reconciliation to Core Net Income Net Income $20,404 $21,045 $92,049 $57,603 $54,717 $22,736 Less: (Gain) on securities transactions, net of tax -- -- (1,481) (279) (2,006) (79) Add: Charitable contribution to foundation, net of tax -- -- -- -- -- 27,466 Add: Litigation expenses, net of tax 1,644 -- -- -- -- -- Add: Voluntary early retirement plan expenses, net of tax -- -- -- 2,255 -- -- Add: Merger-related expenses, net of tax 123 -- 974 1,500 2,162 -- Add: Loss on extinguishment of debt, net of tax -- 540 2,079 879 -- -- Add: Branch closure expense, net of tax -- -- 410 1,075 -- -- Core Net Income $22,171 $21,585 $94,031 $63,033 $54,873 $50,123

CORE ROAA AND ROATE Performance Ratios ($ in thousands) FOR THE THREE MONTHS ENDED MARCH 31, FOR THE YEARS ENDED DECEMBER 31, 2022 1 2021 1 2021 2020 2019 2018 Return on Average Assets 0.89% 0.96% 1.01% 0.66% 0.77% 0.36% Net Income $20,404 $21,045 $94,049 $57,603 $54,717 $22,736 Average Assets $9,246,262 $8,847,336 $9,103,003 $8,744,973 $7,086,854 $6,319,249 Core Return on Avg. Assets 0.97% 0.99% 1.03% 0.72% 0.77% 0.79% Core Net Income $22,171 $21,585 $94,031 $63,033 $54,873 $50,123 Total Average Stockholders Equity 1,070,623 1,004,518 1,024,914 1,016,097 994,925 791,889 Less: Average Goodwill (85,323) (79,906) (79,842) (79,593) (14,775) (5,716) Less: Average Core Deposit Intangible (5,128) (6,102) (5,717) (6,769) (1,478) - Total Average Tangible Stockholders Equity 980,172 918,510 939,355 929,735 978,672 786,173 Core Return On Average Tangible Equity 9.17% 9.53% 10.01% 6.78% 5.61% 6.38% 1 Ratios for the three months ended March 31, 2022 and 2021 are annualized.

CORE EFFICIENCY RATIO

Columbia Financial, Inc.

Performance Ratios ($ in thousands)	FOR THE THREE MONTHS ENDED MARCH 31,		FOR THE YEARS ENDED DECEMBER 31,			
	2022 [1]	2021 [1]	2021	2020	2019	2018
Efficiency Ratio	58.41%	57.71%	57.26%	62.54%	63.09%	78.28%
Net Interest Income	$62,726	$56,740	$233,134	$221,573	$172,371	$164,034
Non-Interest Income	7,041	8,595	38,831	31,270	31,636	21,688
Total Income	69,767	65,335	271,965	252,843	204,007	185,722
Non-Interest Expense	$40,749	$37,703	$155,737	$158,139	$128,701	$145,386
Core Efficiency Ratio	55.01%	56.57%	56.13%	59.65%	62.54%	59.60%
Non-Interest Income	$7,041	$8,595	$38,831	$31,270	$31,636	$21,688
Less: (Gain) on securities transactions	--	--	(2,025)	(370)	(2,612)	(116)
Core Non-Interest Income	$7,041	$8,595	$36,806	$30,900	$29,024	$21,572
Non-Interest Expense	$40,749	$37,703	$155,737	$158,139	$128,701	$145,386
Less: Charitable contribution to foundation	--	--	--	--	--	(34,767)
Less: Litigation expenses	(2,220)	--	--	--	--	--
Less: Voluntary early retirement plan expenses	--	--	--	(3,018)	--	--
Less: Merger-related expenses	(151)	--	(822)	(1,931)	(2,755)	--
Less: Loss on extinguishment of debt	--	(742)	(2,851)	(1,158)	--	--
Less: Branch closure expense	--	--	(548)	(1,434)	--	--
Core Non-Interest Expense	$38,378	$36,961	$151,516	$150,598	$125,946	$110,619

[1] Ratios for the three months ended March 31, 2022 and 2021 are annualized.